THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                         NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

                      FOR TENDER OF SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                          HUSSMANN INTERNATIONAL, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 16, 2000
                                       BY
                             IR MERGER CORPORATION
                          A WHOLLY-OWNED SUBSIDIARY OF
                             INGERSOLL-RAND COMPANY

    As set forth under Section 3--"Procedures for Tendering Shares" in the Offer to Purchase, dated May 16, 2000, and any supplements or amendments thereto (the "Offer to Purchase"), this form (or a copy hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates (the "Certificates") representing shares of common stock, par value $0.001 per share, together with the associated preferred stock purchase rights (together, the "Shares") of Hussmann International, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) if the procedures for book-entry transfer cannot be completed on a timely basis or (iii) time will not permit Certificates and all other required documents to reach The Bank of New York (the "Depositary") prior to the Expiration Date (as defined in the Offer to Purchase). Holders whose Shares are Direct Registration Shares (as defined in the Offer to Purchase) need not deliver certificates for such Shares or comply with the procedures for book-entry transfer. Therefore, such holders need not execute this Notice of Guaranteed Delivery, but should only complete the appropriate box captioned "Direct Registration Shares" in the Letter of Transmittal prior to its submission to the Depositary. This Notice of Guaranteed Delivery may be delivered by hand, by mail or by overnight courier or transmitted by facsimile transmission to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described in the Offer to Purchase under Section 3--"Procedures for Tendering Shares".

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK


                  BY MAIL:                              BY HAND/OVERNIGHT COURIER:
        Tender & Exchange Department                   Tender & Exchange Department
               P.O. Box 11248                               101 Barclay Street
            Church Street Station                       Receive and Deliver Window
          New York, New York 10286                       New York, New York 10286

                                       BY FACSIMILE:
                              (FOR ELIGIBLE INSTITUTIONS ONLY)
                                      (212) 815-6213
                                FOR CONFIRMATION TELEPHONE:
                                      (212) 815-6173

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee a signature. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to IR Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Ingersoll-Rand Company, a New Jersey corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal, receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the Guaranteed Delivery Procedures described in the Offer to Purchase under
Section 3--"Procedures for Tendering Shares".

--------------------------------------------------------------------------------

Name of Record Holder(s): ______________________________________________________

Address(es): ___________________________________________________________________

Area Code(s) and Tel. No(s).: __________________________________________________

Signature(s): __________________________________________________________________

Date: __________________________________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Number of Shares: ______________________________________________________________

Certificate Number(s) if available: ____________________________________________

If Shares will be tendered by book-entry transfer check box:

/ / The Depository Trust Company________________________________________________

Account Number: ________________________________________________________________
--------------------------------------------------------------------------------

                     THE GUARANTEE BELOW MUST BE COMPLETED
                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, an Eligible Institution (as defined in the Offer to Purchase), hereby guarantees that the undersigned will deliver to the Depositary, at one of its addresses set forth above, either the Certificates representing the Shares tendered hereby, in proper form for transfer, or Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, or, in the case of book-entry delivery of Shares, an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, all within three New York Stock Exchange trading days (as defined in the Offer to Purchase) after the date hereof.

---------------------------------------------

                                 Name of Firm:

  ____________________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________

  Address: ___________________________________________________________________
                                        (Zip Code)

  Area Code and Tel. No.: ____________________________________________________
---------------------------------------------
---------------------------------------------

                             Authorized Signature:

  ____________________________________________________________________________

  Name _______________________________________________________________________
                                    (Please Print)

  Title: _____________________________________________________________________

  Date: ______________________________________________________________________
  ----------------------------------------------

  NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY;
        CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3